Exhibit 99.1
    16100 S. LATHROP AVENUE, HARVEY, ILLINOIS 60426

 Contact: Lisa Winter
Director-Communications
Atkore International
(708) 225-2453
FOR IMMEDIATE RELEASE
Atkore International Holdings Inc. Announces First Quarter Fiscal Year 2014 Financial Results
Harvey, Illinois – February 7, 2014 – Atkore International Holdings Inc. (“Atkore International” or the “Company”), a global manufacturer of galvanized steel tubes and pipes, electrical conduit, armored wire and cable, metal framing systems, building components and polyvinyl chloride ("PVC") conduit, today reported financial results for the first quarter of fiscal year 2014.
Fiscal Year 2014 First Quarter Financial Highlights
FINANCIAL RESULTS

	Three months ended December 27, 2013	Three months ended December 28, 2012	Change
($ in millions)
Net sales	$395	$355	$40
Operating income	11	6	5
Adjusted EBITDA	34	26	8

 Net Sales
Net sales increased $40 million for the three months ended December 27, 2013 to $395 million, from $355 million for the three months ended December 28, 2012. The increase was due primarily to sales of $36 million from the businesses that were acquired in the fourth quarter of fiscal year 2013 and first quarter of fiscal year 2014 in our Global Pipe, Tube and Conduit ("GPTC") segment. In addition, higher volume more than offset lower average selling prices for our Global Cable and Cable Management ("GCCM") products and had a favorable impact on net sales of $9 million, offset by a $4 million decrease in sales of GPTC products due primarily to lower volume, and an unfavorable foreign currency exchange impact of $1 million.
Operating Income
Operating income increased $5 million for the three months ended December 27, 2013 to $11 million, from $6 million for the three months ended December 28, 2012. The increase was due primarily to higher gross margins of $10 million as a result of higher average selling prices for GPTC products and the impact of margins at the acquired businesses combined with positive performance at GCCM due to higher volume and lower raw material costs, offset by higher selling, general and administrative expenses of $5 million.

Adjusted EBITDA (Non-GAAP): Adjusted EBITDA was $34 million and $26 million for the three months ended December 27, 2013 and December 28, 2012, respectively. The calculation of Adjusted EBITDA is shown in supplemental schedule E.

Total Net Debt (Non-GAAP): Total net debt was $457 million and $437 million as of December 27, 2013 and September 27, 2013, respectively. Total net debt is defined as total debt net of cash and cash equivalents limited to $35 million. The reconciliation between total debt and total net debt is shown in supplemental schedule F.
SEGMENT RESULTS
Results of Operations by Segment
Global Pipe, Tube & Conduit

	Three months ended December 27, 2013	Three months ended December 28, 2012	Change
Net sales	$242	$210	$32
Operating income	9	5	4
Adjusted EBITDA	21	14	7
Net Sales
Net sales for the three months ended December 27, 2013 increased $32 million to $242 million, from $210 million for the three months ended December 28, 2012. The increase was attributable primarily to sales of $36 million from the businesses that were acquired in the fourth quarter of fiscal year 2013 and the first quarter of fiscal year 2014, and higher average selling prices of steel products of $5 million, offset by lower sales volume of steel products of $9 million.
Operating Income
Operating income for the three months ended December 27, 2013 increased $4 million to $9 million, from $5 million in the three months ended December 28, 2012. The increase in operating income was due primarily to higher average selling prices of $5 million, $1 million of operating income from the acquired business, and lower average raw material steel costs of $1 million, offset by lower sales volume of GPTC products. Average selling prices were 3% higher during the three months ended December 27, 2013, compared to the three months ended December 28, 2012.
Global Cable & Cable Management

	Three months ended December 27, 2013	Three months ended December 28, 2012	Change
Net sales	$163	$154	$9
Operating income	12	10	2
Adjusted EBITDA	18	18	—
Net Sales
Net sales increased $9 million to $163 million for the three months ended December 27, 2013, compared to $154 million for the three months ended December 28, 2012. The increase was due primarily to higher sales volume partially offset by lower average selling prices for cable and cable management products.

Operating Income
Operating income for the three months ended December 27, 2013 increased $2 million to $12 million, compared to $10 million in the three months ended December 28, 2012. The increase was due primarily to the favorable impact of higher sales volume for cable and cable management products and lower average raw material copper costs, partially offset by lower average selling prices.

Conference Call
Atkore International will host a conference call on February 7, 2014 at 10:00 a.m. Eastern Time. The call may be accessed over the telephone at 1-866-803-2143 using the passcode of “Atkore.” An audio replay will be available shortly after the call.
About Atkore International
Atkore International is a global manufacturer of galvanized steel tubes and pipes, electrical conduit, armored wire and cable, metal framing systems and building components and polyvinyl chloride ("PVC") conduit , serving a wide range of construction, electrical, fire and security, mechanical and automotive applications. With 3,300 employees and 24 manufacturing and 14 distribution facilities worldwide, Atkore supplies global customers with innovative solutions and quality products. To learn more, please visit www.atkore.com.

Cautionary Notice Regarding Forward-Looking Statements
This news release contains statements about future events and expectations that constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor provisions created by statute. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would,” or similar expressions are intended to identify such forward-looking statements.
Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and readers are cautioned not to place undue reliance on such statements. Factors that could cause actual events or results to differ materially from the events or results described in any forward-looking statements include, but are not limited to: the sustained or further downturn in the non-residential construction industry; fluctuations in the price of steel and other raw materials; new regulations related to “conflict minerals;” our reliance on the availability and cost of freight and energy; changes in governmental regulation, including the National Electrical Code or other legislation and regulation; risks relating to doing business internationally; claims for damages for defective products; our ability to generate or raise capital in the future; risk of material environmental, health and safety liabilities and obligations; changes in the source and intensity of competition in business; the level of similar product imports into North America; our reliance on a small number of customers; work stoppages, employee strikes and other production disputes; our significant financial obligations relating to pension plans; unplanned outages at our facilities and other unforeseen disruptions; our ability to protect and enforce our intellectual property rights; our ability to attract and retain qualified employees; the reliability of our information systems; cyber security risks and cyber incidents; risks inherent in acquisitions and the financing thereof; ability to identify, acquire, close or integrate acquisition targets successfully, our substantial indebtedness and our ability to incur further indebtedness; limitations on our business under the instruments governing our indebtedness; risks relating to us operating as a stand-alone company; and the risk that the benefits from the Transactions (as defined herein) may not be fully realized or may take longer to realize than expected.
You should read carefully the factors described under the section titled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 27, 2013, and those described in our other filings with the SEC. These and other risks, uncertainties and factors could cause our actual results to differ materially from those projected in any forward-looking statements we make. These factors may not constitute all factors that could cause actual results to differ materially. We operate in a continually changing business environment. New factors emerge from time to time, and it is not possible to predict all risks that may affect us. We assume no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should be viewed as historical data.
Note Concerning Non-GAAP Measurement Tools
We have provided detailed explanations of our non-GAAP financial measures in our Form 8-K filed this morning, which is available on our website.

Supplemental Schedules
Condensed Consolidated Statements of Operations	A
Condensed Consolidated Balance Sheets	B
Condensed Consolidated Statements of Cash Flows	C
Segment & Geographic Information	D
Non-GAAP Financial Measure Reconciliation	E & F
# # #

Supplemental Schedule A

ATKORE INTERNATIONAL HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended
($ in millions)	December 27, 2013	December 28, 2012
Net sales	$395	$355
Costs and expenses
Cost of sales	334	304
Selling, general and administrative	50	45
Operating income	11	6
Interest expense, net	15	12
Loss from continuing operations before income taxes	(4)	(6)
Income tax benefit	(1)	(1)
Loss from continuing operations	(3)	(5)
Income from discontinued operations and disposal net of income tax expense of $0 and $0, respectively	—	1
Net loss	$(3)	$(4)

Supplemental Schedule B
ATKORE INTERNATIONAL HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

($ in millions, except per share data)	December 27, 2013	September 27, 2013
Assets
Current Assets:
Cash and cash equivalents	$33	$55
Accounts receivable, less allowance for doubtful accounts of $3 and $3, respectively	192	205
Inventories, net	272	245
Assets held for sale	11	10
Prepaid expenses and other current assets	38	42
Deferred income taxes	21	21
Total current assets	567	578
Property, plant and equipment, net	264	260
Intangible assets, net	306	295
Goodwill	161	152
Receivables due from Tyco International Ltd. and its affiliates	16	16
Other assets	21	23
Total assets of continuing operations	$1,335	$1,324
Total assets of discontinued operations	$—	$—
Total Assets	$1,335	$1,324
Liabilities and Equity
Current Liabilities:
Borrowings under Credit Facility and Short-term debt	$121	$62
Accounts payable	122	127
Income tax payable	2	1
Accrued and other current liabilities	79	73
Total current liabilities	324	263
Long-term debt	369	410
Deferred income taxes	81	82
Income tax payable	16	16
Pension liabilities	16	16
Other long-term liabilities	17	19
Total liabilities of continuing operations	823	806
Total liabilities of discontinued operations	—	2
Total Liabilities	823	808
Shareholder’s Equity:
Common shares, $.01 par value, 1,000 shares authorized, 100 shares issued and outstanding	—	—
Additional paid in capital	608	607
Accumulated deficit	(92)	(89)
Accumulated other comprehensive loss	(4)	(2)
Total Shareholder’s Equity	512	516
Total Liabilities and Shareholder’s Equity	$1,335	$1,324

Supplemental Schedule C
ATKORE INTERNATIONAL HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

($ in millions)	Three months ended December 27, 2013	Three months ended December 28, 2012
Operating activities
Net loss	$(3)	$(4)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss from discontinued operations and disposal	—	(1)
Depreciation and amortization	15	13
Amortization of debt issuance costs	1	2
Loss from extinguishment of debt	3	—
Deferred income taxes	(1)	(2)
Provision for losses on accounts receivable and inventory	1	1
Asset impairment charges	—	1
Other items	1	—
Changes in operating assets and liabilities, net of effects from acquisitions	(12)	(2)
Net cash provided by continuing operating activities	5	8
Net cash used for discontinued operating activities	(2)	(1)
Net cash provided by operating activities	3	7
Investing activities:
Capital expenditures	(5)	(3)
Proceeds from sale of properties and equipment	1	—
Acquisitions of businesses, net of cash acquired	(40)	—
Other, net	3	—
Net cash used for continuing investing activities	(41)	(3)
Net cash provided by discontinued investing activities	—	—
Net cash used for investing activities	(41)	(3)
Financing activities:
Borrowings under Credit Facility	251	38
Repayments under Credit Facility	(192)	(38)
Proceeds from short-term debt	1	2
Repayments of short-term debt	(1)	(3)
Repayments of long-term debt	(41)	—
Payments for debt financing costs and fees	(2)	—
Net cash provided by (used for) continuing financing activities	16	(1)
Net cash provided by discontinued financing activities	—	—
Net cash provided by (used for) financing activities	16	(1)
Effects of foreign exchange rate changes on cash and cash equivalents	—	—
(Decrease) increase in cash and cash equivalents	(22)	3
Cash and cash equivalents at beginning of period	55	52
Cash and cash equivalents at end of period	$33	$55
Supplementary Cash Flow information
Interest paid	$2	$—
Income taxes paid, net of refunds	1	1
Capital expenditures, not yet paid	1	—

Supplemental Schedule D
ATKORE INTERNATIONAL HOLDINGS INC.
SEGMENT & GEOGRAPHIC INFORMATION
(unaudited)

($ in millions)	Three months ended December 27, 2013	Three months ended December 28, 2012
Net sales:
Global Pipe, Tube & Conduit	$242	$210
Global Cable & Cable Management	163	154
Elimination of intersegment revenues	(10)	(9)
	$395	$355
Operating income (loss):
Global Pipe, Tube & Conduit	$9	$5
Global Cable & Cable Management	12	10
Corporate and Other	(10)	(9)
	$11	$6

	Three months ended December 27, 2013	Three months ended December 28, 2012
Net sales:
U.S.	$362	$322
Other Americas	10	10
Europe	10	9
Asia-Pacific	13	14
	$395	$355

Supplemental Schedule E
ATKORE INTERNATIONAL HOLDINGS INC.
NON-GAAP FINANCIAL MEASURE RECONCILIATION
(unaudited)

($ in millions)	Three months ended December 27, 2013	Three months ended December 28, 2012
Net loss	$(3)	$(4)
Gain from discontinued operations	—	(1)
Tax impact on discontinued operations	—	—
Net loss from continuing operations	(3)	(5)
Add:
Depreciation and amortization	15	13
Interest expense	15	12
Benefit for income tax	(1)	(1)
EBITDA	26	19
Add:
Restructuring (1)	—	2
Non-cash share based compensation (2)	1	—
Unusual product liability (3)	—	—
Non-cash pension expense (4)	—	1
Management fee	2	2
Asset impairment (5)	—	1
Other non-cash items (6)	5	1
Adjusted EBITDA	$34	$26

	Global Pipe, Tube & Conduit	Global Cable & Cable Management	Corporate	Consolidated
($ in millions)	Three months ended December 27, 2013	Three months ended December 27, 2013	Three months ended December 27, 2013	Three months ended December 27, 2013
Operating income (loss)	$9	$12	$(10)	$11
Add:
Depreciation and amortization	10	4	1	15
EBITDA	19	16	(9)	26
Add:
Restructuring (1)	—	—	—	—
Non-cash share based compensation (2)	—	—	1	1
Unusual product liability (3)	—	—	—	—
Non-cash pension expense (4)	—	—	—	—
Management fee	—	—	2	2
Asset impairment (5)	—	—	—	—
Other non-cash items (6)	2	2	1	5
Adjusted EBITDA	$21	$18	$(5)	$34

	Global Pipe, Tube & Conduit	Global Cable & Cable Management	Corporate	Consolidated
($ in millions)	Three months ended December 28, 2012	Three months ended December 28, 2012	Three months ended December 28, 2012	Three months ended December 28, 2012
Operating income (loss)	$5	$10	$(9)	$6
Add:
Depreciation and amortization	8	5	—	13
EBITDA	13	15	(9)	19
Add:
Restructuring (1)	—	2	—	2
Non-cash share based compensation (2)	—	—	—	—
Unusual product liability (3)	—	—	—	—
Non-cash pension expense (4)	1	—	—	1
Management fee	—	—	2	2
Asset impairment (5)	—	1	—	1
Other non-cash items (6)	—	—	1	1
Adjusted EBITDA	$14	$18	$(6)	$26

	Global Pipe, Tube & Conduit	Global Cable & Cable Management	Corporate	Consolidated
($ in millions)	For the Trailing Twelve Months Ended December 27, 2013	For the Trailing Twelve Months Ended December 27, 2013	For the Trailing Twelve Months Ended December 27, 2013	For the Trailing Twelve Months Ended December 27, 2013
Operating income (loss)	$24	$39	$(36)	$27
Add:
Depreciation and amortization	32	16	2	50
EBITDA	56	55	(34)	77
Add:
Restructuring (1)	1	(1)	—	—
Non-cash share based compensation (2)	—	—	3	3
Unusual product liability (3)	—	—	2	2
Non-cash pension expense (4)	2	—	—	2
Management fee	—	—	6	6
Asset impairment (5)	5	3	—	8
Multi-employer pension withdrawal liability (7)	—	7	—	7
Other non-cash items (6)	4	4	3	11
Adjusted EBITDA	$68	$68	$(20)	$116

(in millions)	For the Three Months Ended March 29, 2013	For the Three Months Ended June 28, 2013	For the Three Months Ended September 27, 2013	For the Three Months Ended December 27, 2013	For the Trailing Twelve Months Ended December 27, 2013
Net loss	$(2)	$(30)	$(28)	$(3)	$(63)
Loss from discontinued operations	1	20	18	—	39
Tax impact on discontinued operations	1	4	—	—	5
Net loss from continuing operations	—	(6)	(10)	(3)	(19)
Add:
Depreciation and amortization	11	11	13	15	50
Interest expense	12	12	12	15	51
Expense (benefit) for income tax	2	(3)	(3)	(1)	(5)
EBITDA	25	14	12	26	77
Add:
Restructuring (1)	(1)	—	1	—	—
Non-cash share based compensation (2)	1	1	—	1	3
Unusual product liability (3)	1	1	—	—	2
Non-cash pension expense (4)	1	—	1	—	2
Management fee	1	2	1	2	6
Asset impairment (5)	1	3	4	—	8
Multi-employer pension withdrawal liability (7)	—	—	7	—	7
Other non-cash items (6)	2	—	4	5	11
Adjusted EBITDA	31	21	30	34	116

(in millions)	For the Three Months Ended December 28, 2012	For the Three Months Ended March 29, 2013	For the Three Months Ended June 28, 2013	For the Three Months Ended September 27, 2013	For the Trailing Twelve Months Ended September 27, 2013
Net loss	$(4)	$(2)	$(30)	$(28)	$(64)
(Gain) loss from discontinued operations	(1)	1	20	18	38
Tax impact on discontinued operations	—	1	4	—	5
Net loss from continuing operations	(5)	—	(6)	(10)	(21)
Add:
Depreciation and amortization	13	11	11	13	48
Interest expense	12	12	12	12	48
(Benefit) expense for income tax	(1)	2	(3)	(3)	(5)
EBITDA	19	25	14	12	70
Add:
Restructuring (1)	2	(1)	—	1	2
Non-cash share based compensation (2)	—	1	1	—	2
Unusual product liability (3)	—	1	1	—	2
Non-cash pension expense (4)	1	1	—	1	3
Management fee	2	1	2	1	6
Asset impairment (5)	1	1	3	4	9
Multi-employer pension withdrawal liability (7)	—	—	—	7	7
Other non-cash items (6)	1	2	—	4	7
Adjusted EBITDA	26	31	21	30	108

*	Prior period amounts are restated for discontinued operations

(1)	Represents facility exit costs and employee severance and benefit costs.

(2)	Represents the add-back of non-cash compensation expense for share options.

(3)	Represents the add-back of product liability expense associated with a discontinued type of sprinkler pipe.

(4)	Represents the add-back of pension expense.

(5)	Represents asset impairment charges related to our facility located in France and buildings held for sale.

(6)	Represents the net impact of other non-cash items, including non-recurring consulting fees, inventory adjustments, acquisition and integration costs and a loss on the sale of fixed assets.

(7)	Represents a multi-employer plan withdrawal liability.

Supplemental Schedule F
ATKORE INTERNATIONAL HOLDINGS INC.
NON-GAAP FINANCIAL MEASURE RECONCILIATION
(unaudited)
Consolidated Total Leverage Ratio

($ in millions)	December 27, 2013	September 27, 2013
Senior secured notes due January 1, 2018	$369	$410
Asset-based credit facility	118	59
Other	3	3

Total debt	490	472
Less cash on-hand (limited to $35 million) (1)	(33)	(35)

Total net debt (A)	$457	$437

Total Consolidated EBITDA (B) (2)	116	108

Pro forma Adjustment (3)	14	11

Pro forma Adjusted EBITDA (B)	130	119

Total Leverage Ratio (A)/(B)	3.5	3.7

(1)	As of December 27, 2013 and September 27, 2013, cash and cash equivalents were $33 million and $55 million, respectively.

(2)	Total consolidated Adjusted EBITDA for the last 12 months.

(3)
As of September 27, 2013, pro forma adjustment for Heritage Plastics and Liberty Plastics which gives effect to the acquisitions as if they had occurred on September 29, 2012. As of December 27, 2013, Pro forma adjustment for Heritage Plastics, Liberty Plastics and Ridgeline Manufacturing which gives effect to the acquisitions as if they had occurred on December 28, 2012.